                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            PATAPSCO BANCORP, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            PATAPSCO BANCORP, INC.
- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(iii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          _________________________________________________________________

     2.   Aggregate number of securities to which transaction applies:

          _________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          _________________________________________________________________

     4.   Proposed maximum aggregate value of transaction:

          _________________________________________________________________


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
          ______________________________________

     2.   Form, Schedule or Registration Statement No.:
          ______________________________________

     3.   Filing Party:
          ______________________________________

     4.   Date Filed:
          ______________________________________

                                 [LETTERHEAD]



                               September 5, 1996



Dear Stockholder:

     We invite you to attend the first annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at the office of Patapsco Federal Savings and Loan Association located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 10, 1996 at 10:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, Patapsco Federal Savings and Loan Association. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                         Sincerely,

                                         /s/ Joseph J. Bouffard
                                         ------------------------------
                                         Joseph J. Bouffard
                                         President

- --------------------------------------------------------------------------------
                            PATAPSCO BANCORP, INC.
                            1301 MERRITT BOULEVARD
                         DUNDALK, MARYLAND  21222-2194
                                (410) 285-1010
- --------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 10, 1996
- --------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of Patapsco Federal Savings and Loan Association located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 10, 1996 at 10:00 a.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company;

          2. The approval of the Patapsco Bancorp, Inc. 1996 Stock Option and Incentive Plan;

          3. The approval of the Patapsco Bancorp, Inc. Management Recognition Plan;

          4. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.
Stockholders of record at the close of business on August 26, 1996 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Theodore C. Patterson
                                   -----------------------------------
                                   THEODORE C. PATTERSON
                                   SECRETARY


Dundalk, Maryland
September 5, 1996

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

- --------------------------------------------------------------------------------
                                PROXY STATEMENT
                                      OF
                            PATAPSCO BANCORP, INC.
                            1301 MERRITT BOULEVARD
                         DUNDALK, MARYLAND  21222-2194
- --------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 10, 1996
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                    GENERAL
- --------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of Patapsco Federal Savings and Loan Association (the "Association") located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 10, 1996 at 10:00 a.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 5, 1996.

- --------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
- --------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

- --------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
- --------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on August 26, 1996 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 362,553 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                         Amount and          Percent of
                                         Nature of           Shares of
     Name and Address                    Beneficial        Common Stock
     of Beneficial Owner                 Ownership (1)      Outstanding
     -------------------                 -------------      -----------
Patapsco Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland 21224                    29,004 (2)           8.0%

__________________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors McGowan, Patterson and Kinghorn, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 2,900 shares had been allocated.

- --------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
- --------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 1999 Annual Meeting. The Board of Directors has nominated S. Robert Kinghorn, Douglas H. Ludwig and Theodore C. Patterson, each to serve as directors for a three-year period. All nominees are currently members of the Board. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director Patapsco Federal Savings and Loan Association (the "Association"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1994 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Association.

                                       Year First
                           Age at      Elected as      Current
                          June 30,    Director of       Term
          Name              1996     the Association  to Expire
          ----            -------    ---------------  ----------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 1999
    S. Robert Kinghorn       63           1989            1996
    Douglas H. Ludwig        58           1992            1996
    Theodore C. Patterson    64           1979            1996

                        DIRECTORS CONTINUING IN OFFICE

    Joseph J. Bouffard       46           1995            1997
    Nicole N. Kantorski      38           1993            1997
    Thomas P. O'Neill        43           1995            1998
    Joseph N. McGowan        69           1983            1998
    Robert M. Lating         70           1990            1998

                               HONORARY DIRECTOR
    Frank W. Carey

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     S. ROBERT KINGHORN is Vice Chairman of the Board of Directors of both the Company and the Association. He retired in May 1992 after 33 years of service with Bethlehem Steel Corporation where he served in several management positions. Most recently, he served for ten years as Controller of Bethlehem's Sparrows Point Plant. Mr. Kinghorn is Treasurer and a member of the Board of Directors of the Baltimore County Police Foundation and has served on his local Neighborhood Improvement Association. He is a member of the Sparrows Point Country Club where he was elected to two three-year terms on the Board of Governors and served two years as President and three years as Treasurer.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 46 years of residence in Dundalk.

     THEODORE C. PATTERSON is a medical doctor currently working on substance abuse at the Fort Howard Veterans Administration Medical Center. Prior to this, he retired from 28 years of private family practice in Dundalk, Maryland. He is a Director of the Meridian Heritage Nursing Center and a former Medial Consultant to the Glidden-Durkee Chemical Company. He is affiliated with several local hospitals and holds memberships in a host of medical societies.
He is the recipient of many awards including Dundalk Citizen of the Year, Baltimore County Physician Community Service Award and University of Maryland School of Medicine Dedicated Service Award. He is also active in a large number of community associations.

     JOSEPH J. BOUFFARD joined the Association in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990, Mr. Bouffard was Senior Vice President of The Bank of Baltimore and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a Director of the Dundalk Community College Foundation, a Director of the Eastern Baltimore Area Chamber of Commerce, and a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association.

     NICOLE N. KANTORSKI is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Kantorski is a practicing attorney and is also a Certified Public Accountant.

     THOMAS P. O'NEILL is a partner in the regional accounting firm of Wolpoff & Company, LLP. He joined the firm as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups and is currently a board member of the Notre Dame Preparatory School and the St. Ambrose Housing Aid Center.

     JOSEPH N. MCGOWAN is Chairman of the Board of Directors of both the Company and the Association and is Director, Training Division for the Baltimore County Police Department. Mr. McGowan is also a member of the Baltimore County Police Foundation's Board of Directors, a member of the Engineers Club of Sparrows Point and a member of the Sparrows Point Country Club where he was elected to a three year term on the Board of Governors and served one year as President. He is a Past President of the Board of Education of Baltimore County, Maryland Association of Boards of Education and the Baltimore County Police Athletic League.

     ROBERT M. LATING is President and Manager of Model Realty and a partner in C&L Associates, an apartment complex management group in Baltimore, Maryland. He is a past member of the Dundalk Rotary Club and a current member of the Dundalk Association of Business.

     FRANK W. CAREY is currently retired. Prior to his retirement, Mr. Carey was a Bell System executive having held assignments with AT&T in New York and as Assistant Vice President with both the Chesapeake and Potomac Telephone Co. of Maryland and in a final assignment as Assistant Vice President in the four company C&P headquarters in Washington, D.C. Mr. Carey served as a Director of the Association since 1981 and upon attainment of mandatory retirement age 70 left active Board service and since that time has served as an honorary director.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Association who do not serve on the Board of Directors.

                            AGE AT
                           JUNE 30,
NAME                        1996          TITLE WITH THE ASSOCIATION
- ----                        ----          --------------------------
Debra L. Brockschmidt        40           Vice President - Operations
Frank J. Duchacek, Jr.       52           Vice President - Commercial Lending
Timothy C. King              34           Controller
John W. McClean              52           Vice President - Real Estate Lending
Joseph R. Sallese            61           Vice President - Consumer Lending

     DEBRA L. BROCKSCHMIDT has served in various capacities since joining the Association in 1974 and has served in her present capacity as Vice President of Operations since 1992. Ms. Brockschmidt is President and the former Secretary of the Breakfast Optimist Club of Dundalk, Inc. and Treasurer of the Dundalk Association of Business, Inc. She is a member of the Management Studies Advisory Board of Dundalk Community College, the Eastern Baltimore Area Chamber of Commerce, the North Point Peninsula Community Coordinating Council and the Sandy Plains Elementary School Improvement Team and various boards and committees of the Patapsco United Methodist Church.

     FRANK J. DUCHACEK, Jr. joined the Association in February 1996 as its Vice President- Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a member of the Maryland Home Improvement Commission and is active with the Greater Kingsville Civic Association and St. John's Episcopal Church in Kingsville, Maryland.

     TIMOTHY C. KING has served as Controller since he joined the Association in April 1995. From November 1994 to January 1995, Mr. King was the Assistant Controller of Saint Casimirs Savings Bank in Baltimore, Maryland, and, prior to that, he was the Chief Financial Officer and Treasurer of Capital Savings Bank, F.S.B. in Timonium, Maryland from 1988 through October 1994.

     JOHN W. MCCLEAN joined the Association in August 1995 as its Vice President of Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant. Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past president and current member of the Board of Directors of the Providence Volunteer Fire Company.

     JOSEPH R. SALLESE joined the Association in May 1995 as Vice President of Consumer Lending. Prior to that time, Mr. Sallese was Vice President -Indirect Lending with the Bank of Baltimore and its successor, First Fidelity Bank, for over 35 years. As a member and past President of The Exchange Club of Baltimore, Mr. Sallese engages in activities in support of the William S. Baer School, The Exchange Club Center for the Prevention of Child Abuse, the Special Olympics and local high school music talent competitions. He serves on the Finance Committee of Our Lady of Hope Church and is a former Treasurer of its Home and School Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Association hold regular monthly meetings and hold special meetings as needed. During the year ended June 30, 1996, the Board of Directors of the Company met once and the Board of Directors of the Association met 14 times. No director of the Company or the Association attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 1996 and the total number of meetings held by committees on which he served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Ludwig and Kantorski, who serves as Chairperson. The Committee met six times during the year ended June 30, 1996 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies.

     Prior to the Association's conversion to stock form as a subsidiary of the Company (the "Conversion"), the Association's full Board of Directors acted as a nominating committee for the purpose of selecting the management nominees for election as directors of the Association in accordance with the Association's Bylaws. During the year ended June 30, 1996, the Board of Directors of the Association met once as a nominating committee. Following the Conversion, the Company's full Board of Directors began acting as a nominating committee. The Company's full Board of Directors did not meet as a Nominating Committee during the year ended June 30, 1996. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.

     During fiscal year 1996, the Association's full Board of Directors served as the Compensation Committee. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. Directors who also are officers of the Company or the Association abstain from discussion and voting on matters affecting their compensation. The Board of Directors met once as the Compensation Committee during the fiscal year ended June 30, 1996. Effective in fiscal year 1997, the Board of Directors has appointed a Compensation Committee consisting of Directors McGowan, Kinghorn, Patterson and O'Neill.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 1996 and 1995 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Association during those years. No other executive officer of the Company earned salary and bonus in fiscal 1996 exceeding $100,000 for services rendered in all capacities to the Company and the Association.


                                     Annual Compensation
                        ------------------------------------------
Name and                   Fiscal                                Other Annual
Principal Position          Year         Salary      Bonus      Compensation (1)
- ------------------         ------        ------      -----      ----------------
Joseph J. Bouffard           1996       $ 87,600   $ 3,369         $  6,000  (2)
   President and CEO         1995 (3)     22,563        --            1,500

__________________
(1) Executive officers of the Association receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1996 did not exceed 10% of each of the executive officer's respective salary and bonus.
(2)  Consists of a $6,000 automobile allowance.
(3) Information for fiscal year 1995 reflects salary paid to Mr. Bouffard from when he became President and Chief Executive Officer of the Association in April 1995 through June 30, 1995.


DIRECTOR COMPENSATION

     Each member of the Company's Board of Directors receives a fee of $400 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Association's Board of Directors. No fees are paid for attendance at meetings of the Association's Board of Directors. The honorary director receives 50% of the fees received by members of the Board of Directors. The Chairman of the Board receives an additional $250 per month. Directors also will participate in the Company's 1996 Stock Option and Incentive Plan and Management Recognition Plan if such plans are approved by stockholders at the Annual Meeting. See "Proposal II -- Approval of 1996 Stock Option and Incentive Plan" and "Proposal III -- Approval of Management Recognition Plan."

     The Association has entered into deferred compensation agreements (collectively, the "Deferred Compensation Agreements") with Directors McGowan and Patterson, which agreements have been approved by the members of the Association. The Deferred Compensation Agreements provide that directors McGowan and Patterson will defer receipt of a portion of their director fees and that such fees will be invested by the Association for the future benefit of such directors. Following attainment by Directors McGowan and Patterson of age 72 and 70, respectively, for a ten year period they will receive monthly payments in amounts based on the fees deferred. Additionally, the Deferred Compensation Agreements require certain payments in the event of a participant's death and provide for certain reductions in the amounts payable to a participant in the event of the participant's termination of service with the Association prior to his death or retirement.

EMPLOYMENT AGREEMENTS

     Effective April 1, 1996, upon consummation of the Conversion, the Company and the Association entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Association and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Association and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Association. The Employment Agreements provide for a term of three years, with an annual base salary of $87,600. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and is terminable by the Association for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Association terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Association, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

     The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Association or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Association provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Association shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 1996 would have been approximately $261,924. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Association in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Association offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Association's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1996, the Association's loans to directors and executive officers totaled $173,790, or 0.1% of the Company's stockholders' equity, at that date.

- --------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
- --------------------------------------------------------------------------------

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                 Amount and        Percent of
                                                  Nature of         Shares of
                                                 Beneficial       Common Stock
            Name                                Ownership (1)      Outstanding
   ----                                         -------------     ------------
     Joseph J. Bouffard                           3,356 (2)           0.9%
     S. Robert Kinghorn                           4,500 (3)           1.2
     Nicole N. Kantorski                          1,500               0.4
     Robert M. Lating                             3,750               1.0
     Douglas H. Ludwig                            3,349 (4)           0.9
     Joseph N. McGowan                            1,950 (5)           0.5
     Thomas P. O'Neill                            2,100 (6)           0.6
     Theodore C. Patterson                        4,250               1.2

     All Executive Officers and Directors
      and the Honorary Director as a
      Group (14 persons)                         35,754 (7)           9.9

____________________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. The amounts shown do not include 26,104 unallocated shares held by the ESOP, the voting of which is directed by the ESOP trustees, consisting of Directors McGowan, Kinghorn and Patterson, in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.
(2) Includes 100 shares owned by Mr. Bouffard's wife, 100 shares owned by Mr. Bouffard's wife as custodian for their son and 100 shares owned by Mr. Bouffard's son.
(3) Consists of 4,500 shares owned by a trust of which Mr. Kinghorn and his wife are trustees.
(4)  Includes 349 shares owned by Mr. Ludwig's wife.
(5)  Includes 200 shares owned by Mr. McGowan's wife.
(6)  Includes 100 shares owned by Mr. O'Neill as custodian for his daughter.
(7) Includes shares held by certain directors and executive officers as custodian under the Uniform Transfer to Minors Act and by their spouses as set forth above. The amount shown includes 1,345 shares of Common Stock allocated to the account of all executive officers and directors as a group under the ESOP.

- --------------------------------------------------------------------------------
          PROPOSAL II -- APPROVAL OF STOCK OPTION AND INCENTIVE PLAN
- --------------------------------------------------------------------------------

GENERAL

     The Board of Directors of the Company has adopted the Patapsco Bancorp, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan. The Option Plan complies with the Office of Thrift Supervision ("OTS") regulations, although the OTS in no way endorses or approves the Option Plan and no written or oral representations to the contrary have been or shall be made.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders (the "Effective Date"), and prior thereto no awards may or will be made.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions
relating to any action taken under the Option Plan.   It is expected that the
Committee will initially consist of Directors McGowan, Patterson, and Kinghorn.

     Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees as the Committee shall designate. A director who is not an employee, and honorary director Frank W. Carey, will receive the automatic grant described below (see "Automatic Grants"), but will otherwise be ineligible to receive Awards under the Option Plan. As of the Record Date, the Company and its subsidiaries had approximately six employees, seven Non-employee Directors and one honorary director who were eligible to participate in the Option Plan.

     Shares Available for Grants. The Option Plan reserves 36,255 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized by unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

     Automatic Grants. On the Effective Date, certain employees and all directors (including honorary director Frank W. Carey) of the Company and the Association will receive a one-time grant of an Option to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see "Stock Option Grants" and "New Plan Benefits" below).
In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Association) after the Effective Date will receive, on the date of joining the Board, Non-ISOs to purchase 362 shares of Common Stock, at an exercise price per share equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors will have a term of ten years, and expire one year after a director terminates service as a voting member on the Board for any reason, or five years after the date on which a director retires at or after age 72, but in no event later than the date on which such Options would otherwise expire. In the event of a director's death during the term of his or her directorship, the Options shall become immediately exercisable, and will expire two years after his or her death.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, as the Committee prescribes in the grant, all or a percentage of the difference between
(i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee, provided that each Award, including all Awards made on the Effective Date, shall become exercisable with respect to 20% of the underlying shares on each of the five annual anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon optionee's termination of service as an employee, director, or honorary director due to death or disability (as defined in the Option Plan). In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than just cause, death, or disability, (iii) the date one year after an optionee terminates service due to disability, or (iv) the date two years after an optionee terminates service due to death. Upon an optionee's exercise of an Option, the Company shall pay the optionee a cash amount equal to any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option.

     An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Transferability. Optionees may transfer their Awards to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Award previously granted. It is possible that the Company may replace the Option Plan, after April 1, 1997, with a substantially similar plan under which all awards become fully vested upon a Change in Control or an optionee's retirement and under which the Option exercise price would be reduced by the amount of any cash dividend that would be treated for tax purposes as a nontaxable return of capital. This would not require stockholder approval, but would be disclosed in a future proxy.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

     SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTION GRANTS

     Set forth below is certain information relating to all Options which are to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and (ii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on August 21, 1996, as reported on the National Quotation Bureau Pink Sheets, was $25.75 per share.

                                                                    Number
                                                                  of Shares
                                                                   Subject
   Participant or Group                                           to Options
   --------------------                                           ----------

   Non-Employee Directors and the Honorary Director:
   ------------------------------------------------
   Joseph N. McGowan, Chairman of the Board                          1,345
   S. Robert Kinghorn, Vice Chairman of the Board                    1,813
   Theodore C. Patterson, Secretary                                  1,770
   Nicole N. Kantorski                                               1,302
   Robert M. Lating                                                  1,685
   Douglas H. Ludwig                                                 1,557
   Thomas P. O'Neill                                                 1,404
   Frank W. Carey, Honary Director                                      --

   Others:
   ------

   Joseph J. Bouffard, President and Chief Executive
    Officer of the Company and the Association                       6,743

   Debra L. Brockschmidt, Vice President - Operations of the
    Association and Assistant Secretary of the Company               3,371

   Frank J. Duchacek, Jr., Vice President - Commercial
    Lending of the Association                                       3,371

   Timothy C. King, Chief Financial Officer and Treasurer of the
    Company and Controller of the Association                        3,371

   John W. McClean, Vice President - Real Estate Lending
    of the Association                                               3,371

   Joseph R. Sallese, Vice President - Consumer Lending
    of the Association                                               3,371

   All executive officers as a group (6 persons)                    23,598

   All directors and the honorary director who are not
    executive officers as a group (8 persons)                       10,876

   All employees, including all current officers who are
    not executive officers, as a group (0 persons)                      --


     For additional information relating to proposed option grants, see "New Plan Benefits" below.


RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan pursuant to the requirements of the OTS, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

            PROPOSAL III -- APPROVAL OF MANAGEMENT RECOGNITION PLAN

GENERAL

     The Board of Directors of the Company has adopted the Patapsco Bancorp, Inc. Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. The initial grant of MRP awards will occur upon the MRP's receipt of stockholder approval. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP. The MRP complies with OTS regulations, although the OTS in no way endorses or approves the MRP and no oral or written representations to the contrary have been or shall be made.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such persons with a proprietary interest in the Company, with compensation for their past contributions to the Company and its subsidiaries, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP will become effective immediately upon its approval by the Company's stockholders (the "Effective Date"), and prior thereto no awards may be made.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Company's Board of Directors who are "Non-employee Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion
(1) to grant MRP awards to such employees as the MRP Committee may select, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and in the best interests of the Company and its subsidiaries. As of the Record Date, the MRP Committee consists of Directors McGowan, Patterson, and Kinghorn.

     MRP Trust; Purchase Limitations. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors McGowan, Patterson and Kinghorn will act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Association. With funds contributed by the Company, the MRP Trust will purchase, in the aggregate, 14,502 shares of the Company's Common Stock on the Effective Date. The shares may be either authorized but unissued shares or shares held in treasury. The number of shares is the maximum that the MRP Trust may purchase. In the event the MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with the MRP, the MRP Committee may make awards with respect to such shares.

     Types of Awards; Eligible Persons. The MRP Committee may make MRP awards, in the form of restricted stock, with respect to shares held in the underlying MRP Trust. The MRP Committee has the discretion to select employees of the Company and/or of the Association who will receive MRP awards. In selecting those employees to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of the eligible employees, the value of their services to the Company and its affiliates (including the Association) and any other factors the MRP Committee may deem relevant. In addition, the MRP specifically provides for certain automatic awards to certain employees and all non-employee directors (see "Automatic Awards" below).

     Automatic Awards. Certain employees and all directors (including the honorary director) of the Company and the Association will receive one-time awards on the Effective Date (see "New Plan Benefits" below). In addition, each non-employee director who joins the Board of Directors of the Company subsequent to September 30, 1995 will receive, on the later of the Effective Date and the date of joining the Board, a one-time award of 145 shares (or such lesser number of shares as are then available under the MRP).

     Vesting.   Pursuant to the MRP, freely-transferable shares of Common Stock will be transferred to participants as they become vested in their MRP awards. Unless the Committee decides to require a longer vesting period in the case of discretionary awards to employees, MRP awards will become 20% vested on each of the five anniversary dates of the award, provided, with respect to each vesting date, that the participant is an employee, director, or honorary director of the Company or a subsidiary on such date. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's death or disability (as defined in the MRP). If a participant terminates employment for reasons other than death or disability, the participant forfeits all rights to the shares then under restriction.

     Distributions of Shares; Voting; Dividends. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash.

     No shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Association's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of ten percent of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the disinterested directors of the Company's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Association's conversion to stock form.

     Transferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to Section 83(b) of the Internal Revenue Code.

     Financial Effects of Awards. Neither the Company nor the Association will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities, which results from the transaction.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, at any time amend or terminate the MRP, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant. It is possible that the Company may replace the MRP, after April 1, 1997, with a substantially similar plan under which all awards become fully vested upon a Change in Control or an optionee's retirement. This would not require stockholder approval, but would be disclosed in a future proxy.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards. For information relating to proposed MRP awards, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP pursuant to the requirements of the OTS, and to exempt certain transactions from the short-swing trading rules of the SEC.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE MRP.


                               NEW PLAN BENEFITS

     The following tables sets forth certain information regarding the benefits to be received under the Option Plan and the MRP.

                                                             Option Plan                             MRP
                                                        ----------------------              ----------------------
                                                         Dollar           Number              Dollar           Number
Name and Position                                       Value ($)(1)     of Units           Value ($)(2)      of Units
- -----------------                                       ------------     --------           ------------      --------
Joseph J. Bouffard, President and Chief Executive        $        --        6,743           $     80,289         3,118
  Officer of the Company and the Association

All executive officers as a group (6 persons)                     --       23,598                261,414        10,152

All directors and the honorary director who are
  not executive officers as a group (8 persons)                   --       10,876                112,013         4,350

All employees, including all current officers who
  are not executive officers, as a group (0 persons)              --           --                     --            --

_____________________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at this Annual Meeting.
(2) Based on the closing price of the underlying Common Stock of $25.75 per share as quoted on the National Quotation Bureau Pink Sheets on August 21, 1996.

- --------------------------------------------------------------------------------
               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
- --------------------------------------------------------------------------------

     KPMG Peat Marwick LLP, which was the Company's independent certified public accounting firm for the 1996 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1997 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.


- --------------------------------------------------------------------------------
                                 OTHER MATTERS
- --------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


- --------------------------------------------------------------------------------
                                 MISCELLANEOUS
- --------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Regan and Associates, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which Regan and Associates, Inc. will receive a fee of $2,250, plus reimbursement of certain out-of-pocket expenses.

     The Company's 1996 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


- --------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
- --------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 8, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        THEODORE C. PATTERSON


                                        SECRETARY

Dundalk, Maryland
September 5, 1996

                                                                       Exhibit A

                             PATAPSCO BANCORP, INC.
                      1996 STOCK OPTION AND INCENTIVE PLAN


     1.  Purpose of the Plan.

     The purpose of this Patapsco Bancorp, Inc. 1996 Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Association, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  Definitions.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Association" shall mean Patapsco Federal Savings & Loan Association.

     (d) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (i) "Company" shall mean Patapsco Bancorp, Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee, Director, or honorary Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus, advisory, or honorary capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (n) "Employee" shall mean any person employed by the Company, the Association, or an Affiliate.

     (o) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-employee Director" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-employee Director" within the meaning of Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t) "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (w) "Plan" shall mean this Patapsco Bancorp, Inc. 1996 Stock Option and Incentive Plan.

     (x) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y) "Share" shall mean one share of Common Stock.

     (z) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     3.  Term of the Plan and Awards.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  Shares Subject to the Plan.

     (a) General Rule. Except as otherwise required by the provisions of Paragraph 11 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 36,255 shares, which equals ten percent (10%) of the Shares issued by the Company in connection with the Association's conversion from mutual to stock form ("Conversion"). Such Shares may be (i) authorized but unissued Shares, (ii) Shares held in treasury, or (iii) Shares held in a grantor trust. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.  Administration of the Plan.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be
bound by the terms and restrictions of the Plan and of such Agreement.   The
terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  Grant of Options.

     (a) General Rule. Only Employees shall be eligible to receive Awards. In selecting those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Sections 6(b) and 9 hereof, and no Employee shall receive Options to purchase more than 25% of the Shares reserved under Paragraph 4(a), and no Non-employee Director shall receive Options to purchase more than 5% of the Shares reserved under Paragraph 4(a), with all Non-employee Directors as a group receiving Options on the Effective Date to purchase no more than 30% of the Shares reserved under Paragraph 4(a).

     (b) Automatic Grants to Employees. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date:

                               Percentage of Shares
          Participant        Reserved under Paragraph 4(a)
          -----------        -----------------------------
          Joseph Bouffard          18.6%
          Timothy King              9.3%
          Debra Brockschmidt        9.3%
          Jack McClean              9.3%
          Joe Sallese               9.3%

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7.  Exercise Price for Options.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns

Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.


     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  Exercise of Options.

     (a) Generally. Each Option shall become exercisable with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service, provided that an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's Disability or death. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company shall pay the Participant a cash amount equal to any dividends declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Association and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

          (3) Disability, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     9.  Grants of Options to Non-employee Directors

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, honorary Director Frank Carey and each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase the number of Shares listed below. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.


                                                      Number
   Participant                                       of Shares
   -----------                                       ---------

   Joseph N. McGowan, Chairman of the Board              1,345
   S. Robert Kinghorn, Vice Chairman of the Board        1,813
   Theodore C. Patterson, Secretary                      1,770
   Nicole N. Kantorski                                   1,302
   Robert M. Lating                                      1,685
   Douglas H. Ludwig                                     1,557
   Thomas P. O'Neill                                     1,404
   Frank W. Carey, Honary Director                          --

Each Director who joins the Board after the Effective Date and who is not then an Employee shall receive, on the date of joining the Board, Non-ISOs to purchase 1% of the Shares reserved under Paragraph 4(a) of the Plan, at an Exercise Price per Share equal to its Market Value on the date of grant.

   (b) Terms of Exercise. Options received under the provisions of this Paragraph will become exercisable in accordance with the general rule set forth in Paragraph 8(a) hereof, and may be exercised from time to time by (a) written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and (b) payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company shall pay the Participant a cash amount equal to any dividends declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 20 hereof.

   Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall (i) become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) expire one year after the date on which a Director terminates Continuous Service as a voting member on the Board, or five years after the date on which a Director retires at or after age 72, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

   (c) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

   10. SARs (Stock Appreciation Rights)

   (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

       (1) The SAR will expire no later than the ISO;

       (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

       (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

       (4) The SAR may be exercised only when the ISO may be exercised; and

       (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

       (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

       (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

     The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  Effect of Changes in Common Stock Subject to the Plan.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs.  Any adjustment made pursuant to subparagraphs
(a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     12.  Non-Transferability of Awards.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options that are not Incentive Stock Options within the meaning of Section 422 of the Code may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     13.  Time of Granting Awards.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  Effective Date.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Association completes its Conversion and provided further that the Plan's effectiveness shall be contingent on its approval by the Office of Thrift Supervision ("OTS"). No Awards may be made prior to approval of the Plan by the stockholders of the Company, and any Awards made before the Plan receives OTS approval shall be subject thereto.

     15.  Modification of Awards.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan; provided that the provisions of Paragraph 9 may not be amended more than once every six months (other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder).

     No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  Conditions Upon Issuance of Shares.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.


     18.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations.

     20.  No Employment or Other Rights.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Association, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

                                                                       Exhibit B

                             PATAPSCO BANCORP, INC.
                          MANAGEMENT RECOGNITION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

          1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

          1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                              PURPOSE OF THE PLAN

          2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Association, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Association, and as an incentive to make such contributions in the future.

                                  ARTICLE III
                                  DEFINITIONS

          The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

          3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Internal Revenue Code of 1986, as amended.

          3.02  "Association" means Patapsco Federal Savings and Loan
Association.

          3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

          3.04 "Board" means the Board of Directors of the Company or, prior to the Company's formation on November 9, 1995, Board of Directors of the Association.

          3.05 "Committee" means the Management Recognition Plan Committee appointed by the Board pursuant to Article IV hereof.

          3.06 "Common Stock" means shares of the common stock, par value $.01 per share, of the Company.

          3.07  "Company" means Patapsco Bancorp, Inc.

          3.08 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee, Director, or honorary Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus, advisory, or honorary capacity.

          3.09 "Date of Conversion" means the date of the conversion of the Association from mutual to stock form.

          3.10  "Director" means a member of the Board.

          3.11 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

          3.12 "Non-employee Director" means any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-employee Director" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

          3.14 "Employee" means any person who is employed by the Company or an Affiliate.

          3.15 "Participant" means an Employee, Director, or honorary Director who holds a Plan Share Award.

          3.16 "Plan" means this Patapsco Bancorp, Inc. Management Recognition Plan.

          3.17 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

          3.18 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

          3.19 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

          3.20 "Trust Agreement" means that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

          3.21 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

          4.01 Role and Powers of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two Non-employee members of the Board who are Non-employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons, and by the Board if there are less than two Non-employee Directors.

          The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

          4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-employee Directors.

          4.03 Limitation on Liability. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                   ARTICLE V
                       CONTRIBUTIONS; PLAN SHARE RESERVE

          5.01 Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

          5.02 Investment of Trust Assets. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase more than four percent (4%) of the number of shares of Common Stock issued on the Date of Conversion. Such shares may either be authorized but unissued shares or shares held in treasury.

          5.03 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

          6.01 Eligibility. Only Employees shall be eligible to receive Plan Share Awards. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, (i) the Committee shall automatically make the Plan Share Awards specified in Sections
6.04 and 6.05 hereof; and (ii) no Employee shall receive Plan Share Awards relating to more than 25% of the Plan Shares reserved under Section 5.02, and no Non-employee Director shall receive Plan Share Awards relating to more than 5% of the Plan Shares reserved under Section 5.02, with all Non-employee Directors as a group receiving Plan Share Awards relating to no more than 30% of the Plan Shares reserved under Section 5.02.

          6.02 Allocations. The Committee will determine which Employees will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Association or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

          6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

          6.04 Automatic Grants to Non-Employee Directors. Notwithstanding any other provisions of this Plan, each Director who is a Non-employee Director on September 30, 1995 and who has not terminated Continuous Service before the Effective Date shall receive, on the Effective Date, a Plan Share Award for a number of shares equal to 4.5% of the number of Plan Shares which the Trust is authorized to purchase pursuant to Section 5.02 of the Plan. Honorary Director Frank Carey shall receive, on the Effective Date, two percent (2%) of the Plan Shares authorized for purchase under the Plan.

          Each Non-employee Director who joins the Board after September 30, 1995 shall receive, on the later of the Effective Date and the date of becoming a Director, a Plan Share Award of one percent (1%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to Section 5.02 of the Plan (or such lesser number as are available hereunder for Plan Share Awards). Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

          6.05 Automatic Grants to Employees. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

                                       Percentage of Plan Shares Authorized
          Employee                        for Purchase under Plan (S)5.02
          --------                   ----------------------------------------

          Joseph Bouffard                          21.50%
          Debra Brockschmidt                       16.25%
          Timothy King                             10.75%
          Jack McClean                             10.75%
          Joe Sallese                              10.75%

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                                  ARTICLE VII
            EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

     (a) General Rules. Twenty percent (20%) of the Plan Shares subject to a Plan Share Award shall be earned and become non-forfeitable by a Participant upon his or her completion of each of five Years of Service. For purposes of this paragraph, with respect to each Plan Share Award, "Year of Service" means a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, throughout which the Participant's Continuous Service has not terminated for any reason.

     (b)  Exception for Terminations Due to Death or Disability.
Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's death or Disability, shall be deemed earned as of the Participant's last day of service with the Company or an Affiliate and shall be distributed as soon as practicable thereafter.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  Distribution of Plan Shares.

     (a) Timing of Distributions: General Rule. Except as provided in Subsections (c) and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

     (b) Form of Distribution. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

     (c) Withholding. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, (i) the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares, and (ii) the Participant or Beneficiary shall be entitled to have the Company withhold shares subject to the Plan Share Award in order to satisfy such obligations. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d)  Timing: Exception for 10% Shareholders.  Notwithstanding Subsections
(a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of disinterested directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

     (e) Regulatory Exceptions. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.01  Adjustments for Capital Changes.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (c) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (d) Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant. The power to amend or terminate the Plan in accordance with this
Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03  Nontransferability.    Awards may not be sold, pledged, assigned,
hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options that are not Incentive Stock Options within the meaning of Section 422 of the Code may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.04 No Employment or Other Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Association, or an Affiliate thereof.

     8.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Section 7.03 above, prior to the time said Plan Shares are actually distributed to him.

     8.06 Governing Law. The Plan and Trust shall be governed and construed under the laws of the State of Maryland to the extent not preempted by Federal law.

     8.07 Effective Date. The Plan shall become effective immediately upon its approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Date of Conversion. In no event shall Plan Share Awards be made prior to the Effective Date.

     8.08  Term of Plan.  This Plan shall remain in effect until the earlier of
(i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 Tax Status of Trust. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to
               -- ---
time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

- --------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
- --------------------------------------------------------------------------------
   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR
ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
- --------------------------------------------------------------------------------

                                REVOCABLE PROXY

- --------------------------------------------------------------------------------
                            PATAPSCO BANCORP, INC.
                               DUNDALK, MARYLAND
- --------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 10, 1996

     The undersigned hereby appoints Robert M. Lating, Nicole N. Kantorski and Thomas P. O'Neill, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of Patapsco Federal Savings and Loan Association, located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 10, 1996 at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                      VOTE
                                                     FOR         WITHHELD
                                                     ---         --------
     1.   The election as directors of all
          nominees listed below (except as           [_]           [_]
          marked to the contrary below).

          S. Robert Kinghorn
          Douglas H. Ludwig
          Theodore C. Patterson

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

          _______________________

                                                      FOR      AGAINST   ABSTAIN
                                                      ---      -------   -------
     2.   The approval of the Patapsco Bancorp, Inc.
          1996 Stock Option and Incentive Plan        [_]        [_]       [_]

     3.   The approval of the Patapsco Bancorp, Inc.
          Management Recognition Plan                 [_]        [_]       [_]


     The Board of Directors recommends a vote "FOR" each of the listed propositions.

- --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS
IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY CONFERS
DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
- --------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 5, 1996 and an Annual Report to Stockholders.

Dated: ___________, 1996


_________________________________       _________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


_________________________________       _________________________________
 SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.